                              As of December 31, 1996

Jeffrey P. Johnson
Zimmerman Sign Company
9846 Highway 31 East
Tyler, Texas 75705

RE: First Amended and Restated Revolving Credit and Term Loan Agreement (as amended from time to time, the "LOAN AGREEMENT") between Comerica Bank-Texas ("LENDER") and Zimmerman Sign Company. ("BORROWER") dated October 31, 1996

Dear Mr. Johnson:

   Unless otherwise defined herein, capitalized terms used herein shall have the meanings given such terms in the Loan Agreement. Effective as of the date of this letter, Lender and Borrower agree as follows:

   1. Subparagraph "(a)" of Section 9.5 of the Agreement is amended and restated in its entirety as follows (with all other subparagraphs remaining as originally written):

      "(a) From the date of this Agreement                   $1,000,000
           through December 31, 1996

           From January 1, 1997 through March 31, 1997       $1,000,000

           From April 1, 1997 through June 30, 1997          $1,250,000

           From July 1, 1997 through September 30, 1997      $1,750,000"

   2. Subparagraphs "(a)" and "(b)" of Section 9.6 of the Agreement are amended and restated in their entirety as follows (with all other subparagraphs remaining as originally written):

      "(a) From the date of this Agreement                      4.5:1.0
           through December 31, 1996

           From January 1, 1997 through March 31, 1997          4.5:1.0

           From April 1, 1997 through June 30, 1997            3.75:1.0

           From July 1, 1997 through September 30, 1997        3.75:1.0"

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   The preceding modification is for the limited time and purpose herein expressed. Such modification shall not adversely affect or impair any rights or remedies available to Lender under the Loan Agreement, or otherwise, and shall not constitute a waiver of any Defaults, Events of Default or other violations of the provisions of the Agreement relating to events or time periods not covered by this modification, and shall not imply that the Lender will in the future grant any other waivers or modifications.

   The preceding modification shall not be effective until Lender shall have received a copy of this letter bearing the original signatures of Borrower. This letter may be executed in one or more counterparts, which together shall constitute one document.

Sincerely,

/s/  DAVID TERRY
-----------------------------
David Terry
Assistant Vice President

ACKNOWLEDGED, ACCEPTED AND AGREED TO
AS OF THE DATE OF THE ABOVE LETTER:


BORROWER:

ZIMMERMAN SIGN COMPANY




By:  /s/ JEFFREY P. JOHNSON
     -----------------------------
Its: VP, CFO
     -----------------------------

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